SF PARTNERSHIP, LLP
                                                           CHARTERED ACCOUNTANTS

                         CONSENT OF INDEPENDENT AUDITORS

To the Stockholders of
of Maximum Awards, Inc.

We hereby  consent  to the  incorporation  by  reference,  in this  Registration
Statement on Form 10-SB/A No.2 of Maximum Awards, Inc., or our report dated October 7, 2004 relating to the interim financial statements of Maximum Awards, Inc. as at June 30, 2004 and 2003 and for the three-month periods ended June 30, 2004 and 2003 and the six-month periods ended June 30, 2004 and 2003.

                                        SF PARTNERSHIP, LLP

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                                        SF Partnership, LLP
                                        Certified Public Accountants